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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 20, 2003

                                 SLM FUNDING LLC
                   formerly known as SLM FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)

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
                                          Originator of:

  the Sallie Mae Student Loan Trust 1995-1,       the SLM Student Loan Trust 2000-3,
  the Sallie Mae Student Loan Trust 1996-1,       the SLM Student Loan Trust 2000-4,
  the SLM Student Loan Trust 1996-2,              the SLM Student Loan Trust 2001-1,
  the SLM Student Loan Trust 1996-3,              the SLM Student Loan Trust 2001-2,
  the SLM Student Loan Trust 1996-4,              the SLM Student Loan Trust 2001-3,
  the SLM Student Loan Trust 1997-1,              the SLM Student Loan Trust 2001-4,
  the SLM Student Loan Trust 1997-2,              the SLM Student Loan Trust 2002-1,
  the SLM Student Loan Trust 1997-3,              the SLM Student Loan Trust 2002-2,
  the SLM Student Loan Trust 1997-4,              the SLM Student Loan Trust 2002-3,
  the SLM Student Loan Trust 1998-1,              the SLM Student Loan Trust 2002-4,
  the SLM Student Loan Trust 1998-2,              the SLM Student Loan Trust 2002-5,
  the SLM Student Loan Trust 1999-1,              the SLM Student Loan Trust 2002-6,
  the SLM Student Loan Trust 1999-2,              the SLM Student Loan Trust 2002-7,
  the SLM Student Loan Trust 1999-3,              the SLM Student Loan Trust 2002-8,
  the SLM Student Loan Trust 2000-1,              the SLM Student Loan Trust 2003-1,
  the SLM Student Loan Trust 2000-2,              the SLM Student Loan Trust 2003-2,
                                                  the SLM Student Loan Trust 2003-3,
                                                  the SLM Student Loan Trust 2003-4, and
                                                  the SLM Student Loan Trust 2003-5.

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
          DELAWARE             33-95474/333-2502/333-24949/            23-2815650
(State or other Jurisdiction   333-44465/333-30932/333-68660/       (I.R.S. employer
      of formation)                      333-97247                 Identification No.)
                                 (Commission File Numbers)
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                           11600 SALLIE MAE DRIVE
                               RESTON, VA 20193
                    (Address of principal executive offices)

                 Registrant's telephone number: (703) 810-7677

                                       1
                        Exhibit Index appears on Page 5

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ITEM 5. OTHER EVENTS.

    Closing of SLM Student Loan Trust 2003-5.

    Effective as of May 20, 2003, SLM Funding LLC ("SLM Funding") and
Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as eligible lender trustee (the Eligible Lender Trustee") executed and delivered the Trust Agreement dated as of May 1, 2003 as amended by the Amended and Restated Trust Agreement dated as of May 20, 2003 pursuant to which the SLM Student Loan Trust 2003-5 was formed (the "Trust").

    On May 8, 2003, the following agreements were executed and delivered by the respective parties thereto: the Underwriting Agreement and the Pricing
Agreement relating to the Student Loan-Backed Notes to issued by the Trust, each dated May 8, 2003, among SLM Funding, the Student Loan Marketing
Association ("Sallie Mae"), Credit Suisse First Boston LLC, J.P. Morgan
Securities Inc. and Morgan Stanley & Co. Incorporated on behalf of the
Underwriters named in Schedule I to the Pricing Agreement (the
"Underwriters").

    In connection with the foregoing, the following agreements were executed and delivered by the respective parties thereto: (a) the Purchase Agreement, dated as of May 20, 2003, by and among SLM Funding, Chase Manhattan Bank
USA, National Association, not in its individual capacity but solely as interim eligible lender trustee (the "Interim Eligible Lender Trustee"), and Sallie Mae; (b) the Interim Trust Agreement, dated as of May 1, 2003, by and between SLM Funding and the Interim Eligible Lender Trustee; (c) the
Indenture, dated as of May 1, 2003, by and among the Trust, the Eligible
Lender Trustee, Sallie Mae, and The Bank of New York, not in its individual capacity but solely as the trustee under the Indenture (the "Indenture
Trustee"); (d) the Sale Agreement, dated as of May 20, 2003, by and among the Trust, Sallie Mae and the Eligible Lender Trustee; (e) the Purchase
Agreement dated as of May 20, 2003, by and among SLM Funding, the Interim Eligible Lender Trustee and Sallie Mae; (f) the Administration
Agreement Supplement, dated as of May 20, 2003, by and among the Trust, Sallie Mae, the Eligible Lender Trustee, Sallie Mae Servicing L.P. (the
"Servicer"), SLM Funding and the Indenture Trustee, and (g) the Servicing
Agreement, dated as of May 20, 2003, by and among the Servicer, Sallie Mae, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

    On May 20, 2003, the Trust issued $2,273,799,400 of its Student
Loan-Backed Notes.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

    (c) Exhibits

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
  1.1    Underwriting Agreement relating to the Student Loan-Backed
         Notes, dated May 8, 2003, by and among SLM Funding, Sallie
         Mae and the Underwriters.

  1.2 Pricing Agreement relating to the Student Loan-Backed Notes, dated May 8, 2003, by and among SLM Funding, Sallie Mae and the Underwriters.

  4.1 Amended and Restated Trust Agreement, dated as of May 20, 2003, by and betweenSLM Funding and Eligible Lender Trustee.

  4.2 Interim Trust Agreement, dated as of May 1, 2003, by and between SLM Funding and the Interim Eligible Lender
         Trustee.

  4.3 Indenture, dated as of May 1, 2003, by and among the Trust, the Eligible Lender Trustee, Sallie Mae and the
         Indenture Trustee.

 99.1 Purchase Agreement, dated as of May 20, 2003, by and among SLM Funding, the Interim Eligible Lender Trustee and
         Sallie Mae.

 99.2 Sale Agreement, dated as of May 20, 2003, by and among SLM Funding, the Interim Eligible Lender Trustee, the
         Eligible Lender Trustee and the Trust.

 99.3    Administration Agreement Supplement, dated as of
         May 20, 2003, by and among the Trust, Sallie Mae, SLM
         Funding, the Eligible Lender Trustee, the Servicer and the
         Indenture Trustee.

 99.4 Servicing Agreement, dated as of May 20, 2003, by and among the Servicer, Sallie Mae, the Trust, the Eligible
         Lender Trustee and the Indenture Trustee.


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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
Dated: May 20, 2003                                    SLM FUNDING LLC

                                                       By: /s/ C.E. ANDREWS
                                                           ------------------------------------------
                                                           Name: C.E. Andrews
                                                           Title: CHIEF FINANCIAL OFFICER

                                       4
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                                INDEX TO EXHIBIT

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
EXHIBIT
NUMBER                                            EXHIBIT
-------                 ------------------------------------------------------------
         1.1            Underwriting Agreement relating to the Student Loan-Backed
                        Notes, dated May 8, 2003, by and among SLM Funding,
                        Sallie Mae and the Underwriters.

         1.2            Pricing Agreement relating to the Student Loan-Backed Notes, dated May 8, 2003, by and among SLM Funding, Sallie
                        Mae and the Underwriters.

         4.1            Amended and Restated Trust Agreement, dated as of May 20, 2003, by and between SLM Funding and Eligible Lender Trustee.

         4.2 Interim Trust Agreement, dated as of May 1, 2003, by and between SLM Funding and the Interim Eligible Lender
                        Trustee.

         4.3 Indenture, dated as of May 1, 2003, by and among the Trust, the Eligible Lender Trustee, Sallie Mae and the
                        Indenture Trustee.

        99.1 Purchase Agreement, dated as of May 20, 2003, by and among SLM Funding, the Interim Eligible Lender Trustee and
                        Sallie Mae.

        99.2 Sale Agreement, dated as of May 20, 2003, by and among SLM Funding, the Interim Eligible Lender Trustee, the
                        Eligible Lender Trustee and the Trust.

        99.3            Administration Agreement Supplement, dated as of
                        May 20, 2003, by and among the Trust, Sallie Mae, SLM
                        Funding, the Eligible Lender Trustee, the Servicer and the Indenture Trustee.

        99.4 Servicing Agreement, dated as of May 20, 2003, by and among the Servicer, Sallie Mae, the Trust, the Eligible
                        Lender Trustee and the Indenture Trustee.


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